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[FORETHOUGHT LOGO]                                  [FORERETIREMENT III] INDIVIDUAL VARIABLE ANNUITY APPLICATION
FORETHOUGHT LIFE INSURANCE COMPANY
[300 North Meridian Street, Suite 1800
Indianapolis, IN 46204]

SEND APPLICATIONS VIA:    U.S. MAIL TO:                     PRIVATE EXPRESS CARRIER TO:           FACSIMILE TO:
                          FORETHOUGHT LIFE INSURANCE CO.    FORETHOUGHT LIFE INSURANCE CO.        [(785) 286-6104]
                          Annuity Service Center            Annuity Service Center
                          [P.O. Box 758502                  [Mail Zone 507
                          Topeka, KS 66675-8502]            5801 SW 6th Avenue
                                                            Topeka, KS 66636]


QUESTIONS?  PLEASE CALL:  ANNUITY SALES DESK:               ANNUITY SERVICE CENTER:          OUR WEBSITE IS:
                          [1-877-454-4777]                  [1-866-645-2449]                 [www.forethought.com]
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                                                       SECTION 1: PRODUCT SELECTION
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[[_]  B-Share                     [_]  C-Share                      [_]  L-Share]
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                                                     SECTION 2: OWNERSHIP INFORMATION
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2A.  TYPE OF OWNERSHIP
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[[_]  Individual        [_]  Custodian         [_]  UTMA/UGMA           [_]  Trust             [_]  Corporation          [_]  Other]
IF THE OWNER IS A TRUST, CORPORATION OR OTHER ENTITY, ADDITIONAL DOCUMENTATION MAY BE NECESSARY.
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2B.  OWNER INFORMATION
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[_] Male   [_] U.S. Citizen                          Date of Birth (MAX ISSUE AGE IS 80)          Social Security No./Taxpayer I.D.
[_] Female [_] Resident Alien _____________________
                                 Citizen of
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Full Name (FIRST, MIDDLE, LAST OR TRUST/ENTITY)                                                        Telephone Number

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Residential Address (PHYSICAL ADDRESS/NO P.O. BOX)             City/Town                       State             Zip Code

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Mailing Address (IF DIFFERENT FROM ABOVE)                      City/Town                       State             Zip Code

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Email Address (EMAIL ADDRESS IS REQUESTED FOR COMMUNICATIONS RELATED TO YOUR CONTRACT.)

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2C.  JOINT OWNER INFORMATION, IF APPLICABLE
       IF THE OWNER IS A TRUST, CORPORATION OR OTHER ENTITY, OR IF THE ANNUITY IS QUALIFIED, JOINT OWNERSHIP IS NOT AVAILABLE.
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[_] Male   [_] U.S. Citizen                          Date of Birth (MAX ISSUE AGE IS 80)          Social Security No./Taxpayer I.D.
[_] Female [_] Resident Alien _____________________
                                 Citizen of
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Full Name (FIRST, MIDDLE, LAST OR TRUST/ENTITY)                                                        Telephone Number

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Residential Address (PHYSICAL ADDRESS/NO P.O. BOX)             City/Town                       State             Zip Code

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Mailing Address (IF DIFFERENT FROM ABOVE)                      City/Town                       State             Zip Code

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Relationship to Owner                  Email Address (EMAIL ADDRESS IS REQUESTED FOR COMMUNICATIONS RELATED TO YOUR CONTRACT.)

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                                                             -----------------------------------------------------------------------
        Reserved for                                                                FOR BROKER DEALER USE ONLY
        barcode                                              -----------------------------------------------------------------------
                                                             Network No.                         Annuity No. (if established)

                                                             -----------------------------------------------------------------------

ICC14-FLICAPP                                 [ForeRetirement III] Individual Variable Annuity                               Page 1
                                                                                                                [REV. 05/2015 FRIII]
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[FORETHOUGHT LOGO]
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                                                SECTION 2: OWNERSHIP INFORMATION CONTINUED
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2D.  ANNUITANT INFORMATION
     ONLY COMPLETE THIS SECTION IF THE ANNUITANT IS NOT THE OWNER.
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[_] Male   [_] U.S. Citizen                          Date of Birth (MAX ISSUE AGE IS 80)          Social Security No./Taxpayer I.D.
[_] Female [_] Resident Alien _____________________
                                 Citizen of
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Full Name (FIRST, MIDDLE, LAST OR TRUST/ENTITY)                                                        Telephone Number

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Residential Address (PHYSICAL ADDRESS/NO P.O. BOX)             City/Town                       State             Zip Code

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Mailing Address (IF DIFFERENT FROM ABOVE)                      City/Town                       State             Zip Code

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Relationship to Owner Email Address (EMAIL ADDRESS IS REQUESTED FOR COMMUNICATIONS RELATED TO YOUR CONTRACT.)

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                                                    SECTION 3: BENEFICIARY INFORMATION
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FOR CONTRACTS WITH A TRUST AS THE OWNER, THE TRUST MUST BE LISTED AS THE BENEFICIARY. FOR CUSTODIAL IRA CONTRACTS, THE CUSTODIAN
MUST BE LISTED AS THE BENEFICIARY.

Indicate classifications of each Beneficiary:
   -   The percentage of the benefit for all Primary Beneficiaries must total 100% and the percentage of the benefit for all
       Contingent Beneficiaries must total 100%. Unless otherwise indicated, proceeds will be distributed equally.
   -   Payments to Contingent Beneficiaries only apply in the event there is no surviving Primary Beneficiary.
   -   If neither "Primary" nor "Contingent" is selected, we will treat any beneficiary as a Primary.
   -   If no selection is indicated for Per Stirpes, we will treat the distribution as per capita.
   -   If no selection is indicated for Irrevocability, we will treat the designation as revocable.

Please attach a separate sheet for additional beneficiaries.
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[_]  Primary         Per Stirpes:          Irrevocable:            Percentage     Date of Birth    Social Security No./Taxpayer I.D.
[_]  Contingent      [_]  Yes    [_]  No   [_]  Yes    [_]   No
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Full Name (FIRST, MIDDLE, LAST OR TRUST/ENTITY)                                                        Relationship to Owner

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Residential Address (PHYSICAL ADDRESS/NO P.O. BOX)             City/Town                       State             Zip Code

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[_]  Primary         Per Stirpes:          Irrevocable:            Percentage     Date of Birth    Social Security No./Taxpayer I.D.
[_]  Contingent      [_]  Yes    [_]  No   [_]  Yes    [_]   No
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Full Name (FIRST, MIDDLE, LAST OR TRUST/ENTITY)                                                        Relationship to Owner

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Residential Address (PHYSICAL ADDRESS/NO P.O. BOX)             City/Town                       State             Zip Code

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[_]  Primary         Per Stirpes:          Irrevocable:            Percentage     Date of Birth    Social Security No./Taxpayer I.D.
[_]  Contingent      [_]  Yes    [_] No    [_]  Yes    [_]   No
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Full Name (FIRST, MIDDLE, LAST OR TRUST/ENTITY)                                                        Relationship to Owner

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Residential Address (PHYSICAL ADDRESS/NO P.O. BOX)             City/Town                       State             Zip Code

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ICC14-FLICAPP                                 [ForeRetirement III] Individual Variable Annuity                               Page 2
                                                                                                                [REV. 05/2015 FRIII]
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[FORETHOUGHT LOGO]
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                                                      SECTION 4: ANNUITY INFORMATION
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4A.  EXISTING ANNUITY OR LIFE INSURANCE COVERAGE
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1. [_] Yes [_] No  DO YOU HAVE ANY EXISTING ANNUITY OR LIFE INSURANCE CONTRACTS?
                   IF YES, A STATE REPLACEMENT FORM IS REQUIRED FOR NAIC MODEL REGULATION STATES.

2. [_] Yes [_] No  WILL THE ANNUITY BEING APPLIED FOR REPLACE (IN WHOLE OR IN PART) ONE OR MORE EXISTING ANNUITY OR LIFE INSURANCE
                   CONTRACTS?
                   IF YES, COMPLETE THE FOLLOWING AND SUBMIT A STATE REPLACEMENT FORM IF REQUIRED.


-------------------------------------  ----------------------------------------------  ---------------------------------------------
           Company Name                           Policy or Annuity Number                          Year Issued
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4B.  TYPE OF CONTRACT BEING REQUESTED
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[[_]  Non-Qualified         [_]  Roth IRA        [_]  Traditional IRA           [_]SEP-IRA          [_]  Inherited/Beneficiary IRA]
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4C.  ANNUITY COMMENCEMENT DATE
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Annuity Commencement Date:
IF NO DATE IS SPECIFIED, THE ANNUITY COMMENCEMENT DATE WILL BE THE LATER OF THE TENTH ANNIVERSARY OF THE CONTRACT OR THE OLDEST
OWNER'S 95TH BIRTHDAY. IN THE CASE OF A NON-NATURAL OWNER, IT WILL BE THE ANNUITANT'S 95TH BIRTHDAY.
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4D. PREMIUM PAYMENTS
    PREMIUM PAYMENT AMOUNTS MAY BE RESTRICTED BY FORETHOUGHT. PLEASE REFER TO YOUR PROSPECTUS FOR DETAILS.
------------------------------------------------------------------------------------------------------------------------------------
                                     MAKE CHECKS PAYABLE TO FORETHOUGHT LIFE INSURANCE COMPANY.

                 QUALIFIED CONTRACT PAYMENT TYPE                                        NON-QUALIFIED CONTRACT PAYMENT TYPE
                 -------------------------------                                        -----------------------------------
Indicate type and amount of initial estimated payment(s):               Indicate type and amount of initial estimated payment(s):

    [_]  Transfer          $_______________________                         [_]  1035 Exchange         $

    [_]  Rollover          $_______________________                         [_]  Amount Enclosed       $

    [_]  Direct Rollover   $_______________________

    [_]  Contribution      $_______________for tax year_______ IF NO YEAR IS INDICATED, CONTRIBUTION DEFAULTS TO CURRENT TAX YEAR.
------------------------------------------------------------------------------------------------------------------------------------
4E. OPTIONAL LIVING BENEFIT RIDERS
    THESE RIDERS MAY NOT BE AVAILABLE IN ALL STATES OR THROUGH ALL FINANCIAL INTERMEDIARIES; ADDITIONALLY, SOME FEATURES MAY VARY.
    IF ELECTED, ADDITIONAL CHARGES, AGE AND INVESTMENT RESTRICTIONS MAY APPLY. PLEASE REFER TO YOUR PROSPECTUS FOR FULL DETAILS.
    OPTIONAL BENEFITS ARE NOT AVAILABLE FOR INHERITED/BENEFICIARY IRA PLAN TYPES.
------------------------------------------------------------------------------------------------------------------------------------
YOU MUST ELECT ONE OF THE FOLLOWING OPTIONS. YOU MUST ALSO SELECT EITHER SINGLE OR JOINT IF ELECTING AN OPTIONAL RIDER.

[[_]  None
                                                                      Single                   Joint**

[_]  Daily +5 Withdrawal Benefit* (MINIMUM ISSUE AGE IS 50)            [_]                      [_]

[_]  Daily 7 Withdrawal Benefit* (MINIMUM ISSUE AGE IS 60)             [_]                      [_]

[_]  Daily +4 Withdrawal Benefit (MINIMUM ISSUE AGE IS 50)             [_]                      [_]

[_]  Daily 6 Withdrawal Benefit (MINIMUM ISSUE AGE IS 60)              [_]                      [_]]

[* THE DAILY +5 AND DAILY 7 WITHDRAWAL BENEFITS ARE NOT AVAILABLE IF YOU ELECTED THE C-SHARE PRODUCT.

** PLEASE COMPLETE THE SECTION BELOW FOR THE JOINT/SPOUSE COVERED LIFE IF THE OWNER IS A CUSTODIAN AND THE JOINT
   OPTION WAS ELECTED. THE JOINT OPTION IS NOT AVAILABLE FOR OTHER NON-NATURAL ENTITY OWNED CONTRACTS.]

    [_]  Male          _____________________________________________________________
    [_]  Female                       Full Name (First, Middle, Last)

                                           /      /
                                  --------------------------                 ------------------------------------
                                  Date of Birth (MM/DD/YYYY)                 Social Security Number/Taxpayer I.D.
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ICC14-FLICAPP                                 [ForeRetirement III] Individual Variable Annuity                               Page 3
                                                                                                                [REV. 05/2015 FRIII]
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[FORETHOUGHT LOGO]
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                                                 SECTION 4: ANNUITY INFORMATION CONTINUED
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4F. OPTIONAL DEATH BENEFIT RIDERS
    THESE RIDERS MAY NOT BE AVAILABLE IN ALL STATES OR THROUGH ALL FINANCIAL INTERMEDIARIES; ADDITIONALLY, SOME FEATURES MAY VARY.
    IF ELECTED, ADDITIONAL CHARGES, AGE AND INVESTMENT RESTRICTIONS MAY APPLY. PLEASE REFER TO YOUR PROSPECTUS FOR FULL DETAILS.
    OPTIONAL BENEFITS ARE NOT AVAILABLE FOR INHERITED/BENEFICIARY IRA PLAN TYPES.
------------------------------------------------------------------------------------------------------------------------------------
YOU MUST ELECT ONE OF THE FOLLOWING OPTIONS.

[[_]  None (STANDARD DEATH BENEFIT STILL APPLIES)

[_]  Maximum Daily Value II (MAXIMUM ISSUE AGE IS 75)         [_]  Legacy Lock(SM) III*

[_]  Return of Premium II                                          - Maximum issue age is 70 if purchased with a living benefit.
                                                                   - Maximum issue age is 65 if purchased as a standalone benefit.]

[* LEGACY LOCK(SM) III IS NOT AVAILABLE IF YOU ELECTED THE DAILY +4 OR THE DAILY 6 WITHDRAWAL BENEFIT, OR THE C-SHARE PRODUCT.]
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                                             SECTION 5: INSTRUCTIONS FOR INVESTMENT SELECTION
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Please complete SECTION 6 if you elected any of the following Optional Benefit riders:
     -    [Daily +5 Withdrawal Benefit OR
     -    Daily 7 Withdrawal Benefit OR
     -    Legacy Lock(SM) III]

Please complete SECTION 7 if you elected any of the following Optional Benefit riders:
     -    [Daily +4 Withdrawal Benefit OR
     -    Daily 6 Withdrawal Benefit OR
     -    Maximum Daily Value II* OR
     -    Return of Premium II*]

[* IF YOU ELECTED EITHER MAXIMUM DAILY VALUE II OR RETURN OF PREMIUM II WITH EITHER THE DAILY +5 OR THE DAILY 7 WITHDRAWAL BENEFIT,
PLEASE COMPLETE SECTION 6 INSTEAD.]

Please complete SECTION 8 if you did not elect any Optional Benefit riders.
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                          SECTION 6: INVESTMENT SELECTION FOR [DAILY +5, DAILY 7, OR LEGACY LOCK(SM) III]
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WE AUTOMATICALLY ALLOCATE 20% OF YOUR INITIAL PREMIUM PAYMENT TO THE FIXED ACCOUNT. YOU MAY ALLOCATE THE REMAINING 80% TO ANY OF THE
AVAILABLE SUB-ACCOUNT OPTIONS AND/OR ONE DCA PLUS PROGRAM LISTED BELOW.

Please indicate in whole percentages.

SUB-ACCOUNTS ONLY: Please make your Sub-Account selection(s) in the Initial Allocation column and ensure that it totals 100%.

DCA PLUS ONLY: Please choose only one DCA Plus Program in the Initial Allocation column. Use the DCA Plus Destination column to make your destination fund selection(s) and ensure that it totals 100%.

SUB-ACCOUNTS AND DCA PLUS: Please select your Sub-Accounts and one DCA Plus Program in the Initial Allocation column and ensure that it totals 100%. Use the DCA Plus Destination column to make your destination fund selection(s) and ensure that it totals 100%.

    INITIAL                DCA PLUS
  ALLOCATION             DESTINATION      DCA PLUS PROGRAMS AND SUB-ACCOUNT OPTIONS (CONTINUED ON NEXT PAGE)
  ----------             -----------      ------------------------------------------------------------------
       %                      NA %        DCA Plus 6 Month  [(NOT AVAILABLE IF YOU ELECTED THE C-SHARE PRODUCT.)]

       %                      NA %        DCA Plus 12 Month  [(NOT AVAILABLE IF YOU ELECTED THE C-SHARE PRODUCT.)]

     20%                      NA %        Fixed Account(1)  [(NOT AVAILABLE IF YOU ELECTED THE C-SHARE PRODUCT.)]

[      %                         %        American Funds Managed Risk Asset Allocation Fund

       %                         %        FVIT American Funds(R) Managed Risk Portfolio

       %                         %        FVIT Balanced Managed Risk Portfolio

       %                         %        FVIT BlackRock Global Allocation Managed Risk Portfolio

       %                         %        FVIT Franklin Dividend and Income Managed Risk Portfolio]
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ICC14-FLICAPP                                 [ForeRetirement III] Individual Variable Annuity                               Page 4
                                                                                                                [REV. 05/2015 FRIII]
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[FORETHOUGHT LOGO]
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                    SECTION 6: INVESTMENT SELECTION FOR [DAILY +5, DAILY 7, OR LEGACY LOCK(SM) III]
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    INITIAL                DCA PLUS
  ALLOCATION             DESTINATION      DCA PLUS PROGRAMS AND SUB-ACCOUNT OPTIONS (CONTINUED FROM PREVIOUS PAGE)
  ----------             -----------      ------------------------------------------------------------------------
[      %                        %         FVIT Growth Managed Risk Portfolio Fund

       %                        %         FVIT Moderate Growth Managed Risk Portfolio

       %                        %         FVIT Select Advisor Managed Risk Portfolio

       %                        %         FVIT WMC Research Managed Risk Portfolio]

(1)  TRANSFER RESTRICTIONS APPLY TO ASSETS INVESTED IN THE FIXED ACCOUNT. PLEASE REFER TO YOUR PROSPECTUS FOR DETAILS.
     NOT AVAILABLE FOR DCA PLUS OR CUSTOM ASSET REBALANCING.

                                                  CUSTOM ASSET REBALANCING PROGRAM

You cannot rebalance into a DCA Plus Program or the Fixed Account. PERCENTAGES ASSIGNED TO A DCA PLUS PROGRAM OR THE FIXED ACCOUNT
WILL BE DISTRIBUTED PROPORTIONATELY AMONGST YOUR REMAINING SUB-ACCOUNTS.

[_] Check here if you would like your Sub-Account allocations to rebalance.

Day of Month (1st - 28th):           Frequency:  [[_] Monthly       [_] Quarterly        [_] Semi-Annually        [_] Annually]
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          SECTION 7: INVESTMENT SELECTION FOR [DAILY +4, DAILY 6, MAXIMUM DAILY VALUE II, OR RETURN OF PREMIUM II]
------------------------------------------------------------------------------------------------------------------------------------
Please indicate in whole percentages.

SUB-ACCOUNTS ONLY: Please make your Sub-Account selection(s) in the Initial Allocation column and ensure that it totals 100%.

DCA PLUS ONLY: Please choose only one DCA Plus Program in the Initial Allocation column. Use the DCA Plus Destination column to make your destination fund selection(s) and ensure that it totals 100%.

SUB-ACCOUNTS AND DCA PLUS: Please select your Sub-Accounts and one DCA Plus Program in the Initial Allocation column and ensure that it totals 100%. Use the DCA Plus Destination column to make your destination fund selection(s) and ensure that it totals 100%.

    INITIAL                DCA PLUS
  ALLOCATION             DESTINATION      DCA PLUS PROGRAMS AND SUB-ACCOUNT OPTIONS
  ----------             -----------      -----------------------------------------
        %                     NA %        DCA Plus 6 Month  [(NOT AVAILABLE IF YOU ELECTED THE C-SHARE PRODUCT.)]

        %                     NA %        DCA Plus 12 Month  [(NOT AVAILABLE IF YOU ELECTED THE C-SHARE PRODUCT.)]

[       %                        %        American Funds Managed Risk Asset Allocation Fund

        %                        %        FVIT American Funds(R) Managed Risk Portfolio

        %                        %        FVIT Balanced Managed Risk Portfolio

        %                        %        FVIT BlackRock Global Allocation Managed Risk Portfolio

        %                        %        FVIT Franklin Dividend and Income Managed Risk Portfolio

        %                        %        FVIT Growth Managed Risk Portfolio Fund

        %                        %        FVIT Moderate Growth Managed Risk Portfolio

        %                        %        FVIT Select Advisor Managed Risk Portfolio

        %                        %        FVIT WMC Research Managed Risk Portfolio]

                                                  CUSTOM ASSET REBALANCING PROGRAM

You cannot rebalance into a DCA Plus Program. PERCENTAGES ASSIGNED TO A DCA PLUS PROGRAM WILL BE DISTRIBUTED PROPORTIONATELY AMONGST
YOUR REMAINING SUB-ACCOUNTS.

[_] Check here if you would like your Sub-Account allocations to rebalance.

Day of Month (1st - 28th):               Frequency:  [[_] Monthly       [_] Quarterly       [_]   Semi-Annually       [_] Annually]
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ICC14-FLICAPP                                 [ForeRetirement III] Individual Variable Annuity                               Page 5
                                                                                                                [REV. 05/2015 FRIII]
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[FORETHOUGHT LOGO]
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                   SECTION 8: INVESTMENT SELECTION FOR NO OPTIONAL BENEFIT RIDER(S) ELECTED
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Please indicate in whole percentages.

SUB-ACCOUNTS ONLY: Please make your Sub-Account selection(s) in the Initial Allocation column and ensure that it totals 100%.

DCA PLUS ONLY: Please choose only one DCA Plus Program in the Initial Allocation column. Use the DCA Plus Destination column to make your destination fund selection(s) and ensure that it totals 100%.

SUB-ACCOUNTS AND DCA PLUS: Please select your Sub-Accounts and one DCA Plus Program in the Initial Allocation column and ensure that it totals 100%. Use the DCA Plus Destination column to make your destination fund selection(s) and ensure that it totals 100%.

    INITIAL                DCA PLUS
  ALLOCATION             DESTINATION      DCA PLUS PROGRAMS AND SUB-ACCOUNT OPTIONS (CONTINUED ON NEXT PAGE)
  ----------             -----------      ------------------------------------------------------------------
        %                     NA %        DCA Plus 6 Month  [(NOT AVAILABLE IF YOU ELECTED THE C-SHARE PRODUCT.)]

        %                     NA %        DCA Plus 12 Month  [(NOT AVAILABLE IF YOU ELECTED THE C-SHARE PRODUCT.)]

        %                     NA %        Fixed Account(1)  [(NOT AVAILABLE IF YOU ELECTED THE C-SHARE PRODUCT.)]

[       %                        %        American Century VP Growth Fund

        %                        %        American Century VP Mid Cap Value Fund

        %                        %        American Century VP Value Fund

        %                        %        American Funds Global Growth and Income Fund

        %                        %        American Funds Growth Fund

        %                        %        American Funds Growth-Income Fund

        %                        %        American Funds International Fund

        %                        %        American Funds New World Fund

        %                        %        American Funds Managed Risk Asset Allocation Fund

        %                        %        BlackRock Capital Appreciation V.I. Fund

        %                        %        BlackRock Equity Dividend V.I. Fund

        %                        %        BlackRock Global Allocation V.I. Fund

        %                        %        BlackRock High Yield V.I. Fund

        %                        %        BlackRock U.S. Government Bond V.I. Fund

        %                        %        Franklin Income VIP Fund

        %                        %        Franklin Mutual Shares VIP Fund

        %                        %        Franklin Rising Dividends VIP Fund

        %                        %        Franklin Small Cap Value VIP Fund

        %                        %        Franklin Strategic Income VIP Fund

        %                        %        FVIT American Funds(R) Managed Risk Portfolio

        %                        %        FVIT Balanced Managed Risk Portfolio

        %                        %        FVIT BlackRock Global Allocation Managed Risk Portfolio

        %                        %        FVIT Franklin Dividend and Income Managed Risk Portfolio

        %                        %        FVIT Growth Managed Risk Portfolio

        %                        %        FVIT Moderate Growth Managed Risk Portfolio

        %                        %        FVIT Select Advisor Managed Risk Portfolio

        %                        %        FVIT WMC Research Managed Risk Portfolio]
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ICC14-FLICAPP                                 [ForeRetirement III] Individual Variable Annuity                               Page 6
                                                                                                                [REV. 05/2015 FRIII]
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[FORETHOUGHT LOGO]
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                      SECTION 8: INVESTMENT SELECTION FOR NO OPTIONAL BENEFIT RIDER(S) ELECTED CONTINUED
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    INITIAL                DCA PLUS
  ALLOCATION             DESTINATION      DCA PLUS PROGRAMS AND SUB-ACCOUNT OPTIONS (CONTINUED FROM PREVIOUS PAGE)
  ----------             -----------      ------------------------------------------------------------------------
[       %                       %         Goldman Sachs Global Markets Navigator Fund

        %                       %         Goldman Sachs Multi-Strategy Alternatives Fund Portfolio

        %                       %         Goldman Sachs Strategic Income Fund

        %                       %         Hartford Capital Appreciation HLS Fund

        %                       %         Hartford Dividend and Growth HLS Fund

        %                       %         Hartford High Yield HLS Fund

        %                       %         Hartford International Opportunities HLS Fund

        %                       %         Hartford Total Return Bond HLS Fund

        %                       %         Hartford Value HLS Fund

        %                       %         HIMCO VIT Index Fund

        %                       %         Invesco V.I. Balanced-Risk Allocation Fund

        %                       %         Invesco V.I. Core Equity Fund

        %                       %         Invesco V.I. International Growth Fund

        %                       %         Invesco V.I. Mid Cap Core Equity Fund

        %                       %         Invesco V.I. Money Market Fund

        %                       %         Invesco V.I. Small Cap Equity Portfolio

        %                       %         Lord Abbett Bond Debenture Portfolio

        %                       %         Lord Abbett Fundamental Equity Portfolio

        %                       %         Lord Abbett Growth Opportunities Portfolio

        %                       %         MFS(R) Growth Series

        %                       %         MFS(R) International Value Portfolio

        %                       %         MFS(R) Investors Trust Series

        %                       %         MFS(R) New Discovery Series

        %                       %         MFS(R) Value Series

        %                       %         PIMCO All Asset Portfolio

        %                       %         PIMCO EqS Pathfinder Portfolio(R)

        %                       %         PIMCO Total Return Portfolio

        %                       %         Putnam VT Equity Income Fund

        %                       %         Putnam VT Income Fund

        %                       %         Putnam VT Voyager Fund

        %                       %         Templeton Foreign VIP Fund

        %                       %         Templeton Global Bond VIP Fund

        %                       %         Templeton Growth VIP Fund]

(1)   TRANSFER RESTRICTIONS APPLY TO ASSETS INVESTED IN THE FIXED ACCOUNT. PLEASE REFER TO YOUR PROSPECTUS FOR DETAILS.
      NOT AVAILABLE FOR DCA PLUS OR CUSTOM ASSET REBALANCING.
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ICC14-FLICAPP                                 [ForeRetirement III] Individual Variable Annuity                               Page 7
                                                                                                                [REV. 05/2015 FRIII]
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[FORETHOUGHT LOGO]
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                SECTION 8: INVESTMENT SELECTION FOR NO OPTIONAL BENEFIT RIDER(S) ELECTED CONTINUED
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                                                CUSTOM ASSET REBALANCING PROGRAM

You cannot rebalance into a DCA Plus Program or the Fixed Account. PERCENTAGES ASSIGNED TO A DCA PLUS PROGRAM OR THE FIXED ACCOUNT
WILL BE DISTRIBUTED PROPORTIONATELY AMONGST YOUR REMAINING SUB-ACCOUNTS.

[_] Check here if you would like your Sub-Account allocations to rebalance.

Day of Month (1st - 28th):              Frequency:  [[_] Monthly      [_] Quarterly       [_] Semi-Annually       [_] Annually]
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                                              SECTION 9: FINANCIAL PROFESSIONAL AUTHORIZATION
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DO YOU AUTHORIZE YOUR FINANCIAL PROFESSIONAL TO PERFORM BOTH FINANCIAL AND NON-FINANCIAL INSTRUCTIONS?

     [_]  Yes                     [_]  No

If not checked, we will assume Your answer is "NO" to perform both financial and non-financial instructions.

You may revoke this authorization at any time by contacting our Annuity Service Center.
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                                                    SECTION 10: ADDITIONAL INFORMATION
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Please utilize this area for additional information such as, special instructions, annuity replacement information, trust/entity authorized individuals.

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                                                    SECTION 11: NOTICES AND DISCLAIMERS
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Any person who knowingly presents a false statement in an application for insurance may be guilty of a crime and may be subject to penalties under law.
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                      PLEASE CONTINUE TO THE NEXT TWO PAGES FOR SIGNATURES




ICC14-FLICAPP                                 [ForeRetirement III] Individual Variable Annuity                               Page 8
                                                                                                                [REV. 05/2015 FRIII]
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[FORETHOUGHT LOGO]
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                                            SECTION 12: OWNER ACKNOWLEDGEMENTS AND SIGNATURE(S)
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PLEASE CHECK ONE:

[_]     I have received a copy of the Prospectus for this annuity.

[_]     I consent to receiving the Prospectus for this variable annuity on the compact disc (the "CD Prospectus")
        contained within the sales kit for this annuity. I acknowledge that:

           (i)        I have access to a personal computer or similar device;


           (ii)       I have the ability to read the CD Prospectus using that technology; and


           (iii)      I am willing to incur whatever costs are associated with using and maintaining that technology.

   With regard to Prospectus supplements and other amended/updated Prospectuses created in the future, I understand that such documents may be delivered to me in paper form.

I understand that if I have purchased another non-qualified annuity from Forethought Life Insurance Co. or an affiliated company this calendar year they will be considered as one annuity for tax purposes. If I take a distribution from any of these Contracts, the taxable amount of the distribution will be reported to me and the IRS based on the earnings in all such Contracts purchased during this calendar year.

This variable annuity is suitable for my investment time horizon, goals and objectives and financial situation and needs.

I UNDERSTAND THAT ANNUITY PAYMENTS, BENEFITS OR SURRENDER VALUES, WHEN BASED ON THE INVESTMENT EXPERIENCE OF THE SUB-ACCOUNTS, ARE
VARIABLE AND NOT GUARANTEED AS TO A DOLLAR AMOUNT.

I represent to the best of my knowledge and belief that the statements made in this application are true and complete.

NOTE: FOR TRUSTS, CORPORATIONS OR OTHER ENTITY-OWNED APPLICATIONS, ADDITIONAL INFORMATION MAY BE NECESSARY.

  REQUIRED       --->    State where signed:_________________________________________________________
                         IF THIS APPLICATION IS BEING SIGNED IN A STATE OTHER THAN THE OWNER'S STATE OF RESIDENCE, A CONTRACT
                         SITUS FORM MAY BE REQUIRED.  [CONTRACT SITUS IS NOT PERMITTED IN MASSACHUSETTS, MINNESOTA AND UTAH.]

OWNER'S TAX CERTIFICATION (SUBSTITUTE W-9)

Under penalty of perjury, I certify that the Taxpayer Identification Number (TIN) I have listed on this form is my correct TIN. I further certify that the citizenship/residency status I have listed on this form is my correct citizenship/residency status.

[_]     I have been notified by the Internal Revenue Service that I am subject to backup withholding due to underreporting of interest or dividends.

THE INTERNAL REVENUE SERVICE DOES NOT REQUIRE YOUR CONSENT TO ANY PROVISION OF THIS DOCUMENT OTHER THAN THE CERTIFICATIONS REQUIRED
TO AVOID BACKUP WITHHOLDING.

  SIGN HERE      --->   ____________________________________________________________________________     /            /
                                               Owner's Signature                                      Date (MM / DD / YYYY)

  TITLE (if any) --->   ____________________________________________________________________________________________________
                         IF SIGNING ON BEHALF OF AN ENTITY, YOU MUST INDICATE YOUR OFFICIAL TITLE/POSITION WITH THE ENTITY.
                         IF SIGNING AS A TRUSTEE FOR A TRUST, PLEASE PROVIDE THE TRUSTEE DESIGNATION.


  SIGN HERE      --->   ____________________________________________________________________________     /            /
                                          Joint Owner's Signature                                     Date (MM / DD / YYYY)
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ICC14-FLICAPP                                 [ForeRetirement III] Individual Variable Annuity                               Page 9
                                                                                                                [REV. 05/2015 FRIII]
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[FORETHOUGHT LOGO]
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                                   SECTION 13: FINANCIAL PROFESSIONAL ACKNOWLEDGEMENTS AND SIGNATURE(S)
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13A.  FINANCIAL PROFESSIONAL
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Compensation: Please select only one option for the corresponding product you have elected in Section 1.

[B-Share:    [_]  Option A            [_]  Option B            [_]  Option C        [_]  Option D        [_]  Option E

C-Share:     [_]  Option A            [_]  Option B

L-Share:     [_]  Option A            [_]  Option B]
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Percentage          Full Name (FIRST, MIDDLE, LAST)                                                    I.D. Number

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Email Address                                                                                          Telephone Number:

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Percentage          Full Name (FIRST, MIDDLE, LAST)                                                    I.D. Number

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Email Address                                                                                          Telephone Number:

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13B.  BROKER-DEALER
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Firm Name

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13C.  REQUIRED QUESTIONS
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1. [_] Yes [_] No   DO YOU HAVE ANY REASON TO BELIEVE THAT THIS APPLICANT HAS ANY EXISTING ANNUITY OR LIFE INSURANCE COVERAGE?

2. [_] Yes [_] No   DO YOU HAVE ANY REASON TO BELIEVE THAT THE ANNUITY APPLIED FOR IS TO REPLACE EXISTING ANNUITY OR LIFE INSURANCE
                    CONTRACTS?
                    IF YES, SUBMIT THE APPROPRIATE STATE REPLACEMENT FORM, IF REQUIRED.

FINANCIAL PROFESSIONAL STATEMENT

I am authorized and/or appointed to sell this variable annuity. I have fully discussed and explained the variable annuity features and charges including restrictions to the Owner. I believe this variable annuity is suitable given the Owner's investment time horizon, goals and objectives, and financial situation and needs. I represent that:

       (a)    I have delivered current applicable Prospectuses and any supplements for the variable annuity (which includes summary descriptions of the underlying investment options); and

       (b)    I have used only current Forethought Life Insurance Co. approved sales material.

I certify that I have truly and accurately recorded on this application the information provided by the applicant. I acknowledge that Forethought Life Insurance Co. will rely on this statement.

SIGN HERE   --->         ___________________________________________________________________________      /          /
                                      Financial Professional's Signature                              Date (MM / DD / YYYY)

SIGN HERE   --->         ___________________________________________________________________________      /          /
                                      Financial Professional's Signature                              Date (MM / DD / YYYY)
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ICC14-FLICAPP                                 [ForeRetirement III] Individual Variable Annuity                               Page 10
                                                                                                                [REV. 05/2015 FRIII]
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